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                                  AMSOUTH FUNDS

                          SUPPLEMENT DATED MAY 2, 2000
          TO THE PROSPECTUS (DISCUSSING ALL FUNDS) DATED MARCH 13, 2000

         THIS SUPPLEMENT PROVIDES INFORMATION UPDATING THE DISCUSSION OF THE PORTFOLIO MANAGER OF THE FLORIDA TAX-EXEMPT FUND AND THE MUNICIPAL BOND FUND CONTAINED IN THE PROSPECTUS DISCUSSING ALL FUNDS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THIS PROSPECTUS.

         Under the section entitled "Portfolio Managers" on page 110, the paragraphs regarding the Florida Tax-Exempt Fund and the Municipal Bond Fund on page 111 have been deleted and replaced in their entirety with the following:

FLORIDA TAX-EXEMPT FUND AND MUNICIPAL BOND FUND - Dorothy E. Thomas, CFA, is the portfolio manager for the Florida Tax-Exempt Fund and the Municipal Bond Fund. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over sixteen years and is currently Senior Vice President and Trust Investment Officer in charge of tax-free fixed income investments.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.